FINANCIAL ASSETS PLEDGED AS COLLATERAL - Summary of Financial Assets Pledged as Collateral (Detail) - ARS ($) $ in Thousands	Mar. 31, 2025	Dec. 31, 2024
Disclosure of financial assets pledged as collateral [abstract]
Deposits as Collateral	$ 591,647,485	$ 616,136,549
Special Accounts as Collateral: Argentine Central Bank	440,546,234	510,599,274
Forward Purchases of Monetary Regulation Instruments	54,607,977	484,955,732
Less: Allowances	(73,021)	(74,170)
Total	$ 1,086,728,675	$ 1,611,617,385